CLAYMORE EXCHANGE-TRADED FUND TRUST 2
Guggenheim ABC High Dividend ETF

Supplement to the currently effective Prospectus for the above-listed Fund:

The last sentence of the section titled “Additional Information About the Fund’s Principal Investment Strategies and Principal Investment Risks—Index Methodology” of the Prospectus for the above-listed Fund is hereby deleted and replaced with the following:

As of March 31, 2011 the BNY Mellon ABC Index constituent countries are represented (in approximate market capitalization) in the Index as follows: 46.9% of the Index consists of Brazilian companies, 28.1% of the Index consists of Australian companies and 25.0% of the Index consists of Canadian companies.

Claymore Exchange-Traded Fund Trust 2
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

June 10, 2011	ETF-PRO-ABCS-SUP61011